CUSIP NO. 98422X101

Exhibit 99.1

AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13G

The undersigned hereby agree as follows:

(i) Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

(ii) Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: February 14, 2024

MSD Partners, L.P.		MSD SIF Holdings II, L.P.

By: MSD Partners (GP), LLC		By: MSD Partners, L.P.
Its: General Partner		Its: Investment Manager

By:	/s/ Robert K. Simonds	By: MSD Partners (GP), LLC
Name:	Robert K. Simonds	Its: General Partner
Title:	Authorized Signatory
		By:	/s/ Robert K. Simonds
MSD Credit Opportunity Master Fund, L.P.		Name:	Robert K. Simonds
		Title:	Authorized Signatory
By: MSD Partners, L.P.
Its: Investment Manager		MSD Private Credit Opportunity Master Fund, L.P.

By: MSD Partners (GP), LLC		By: MSD Partners, L.P.
Its: General Partner		Its: Investment Manager

By:	/s/ Robert K. Simonds	By: MSD Partners (GP), LLC
Name:	Robert K. Simonds	Its: General Partner
Title:	Authorized Signatory
		By:	/s/ Robert K. Simonds
MSD Special Investments Fund, L.P.		Name:	Robert K. Simonds
		Title:	Authorized Signatory
By: MSD Partners, L.P.
Its: Investment Manager		MSD Private Credit Opportunity Master Fund 2, L.P.

By: MSD Partners (GP), LLC		By: MSD Partners, L.P.
Its: General Partner		Its: Investment Manager

By:	/s/ Robert K. Simonds	By: MSD Partners (GP), LLC
Name:	Robert K. Simonds	Its: General Partner
Title:	Authorized Signatory
		By:	/s/ Robert K. Simonds
MSD SIF Holdings, L.P.		Name:	Robert K. Simonds
		Title:	Authorized Signatory
By: MSD Partners, L.P.
Its: Investment Manager		MSD PCOFMAS 2 SPV, LLC

By: MSD Partners (GP), LLC		By: MSD Private Credit Opportunity Master Fund 2, L.P.
Its: General Partner		Its: Sole Member

By:	/s/ Robert K. Simonds	By: MSD Partners, L.P.
Name:	Robert K. Simonds	Its: Investment Manager
Title:	Authorized Signatory
By: MSD Partners (GP), LLC
MSD Special Investments Fund II, L.P.		Its: General Partner

By: MSD Partners, L.P.		By:	/s/ Robert K. Simonds
Its: Investment Manager		Name:	Robert K. Simonds
		Title:	Authorized Signatory
By: MSD Partners (GP), LLC
Its: General Partner		MSD Investment Corp.

By:	/s/ Robert K. Simonds	By:	/s/ Saritha Reddy
Name:	Robert K. Simonds	Name:	Saritha Reddy
Title:	Authorized Signatory	Title:	Chief Compliance Officer and Secretary

CUSIP NO. 98422X101

MSD SBAFLA Fund, L.P.

By: MSD Partners, L.P.
Its: Investment Manager

By: MSD Partners (GP), LLC
Its: General Partner

By:	/s/ Robert K. Simonds
Name:	Robert K. Simonds
Title:	Authorized Signatory

MSD PCOF1 - BC, LLC

By:	/s/ Robert K. Simonds
Name:	Robert K. Simonds
Title:	Authorized Signatory

MSD PCOF2 - BC2, LLC

By:	/s/ Robert K. Simonds
Name:	Robert K. Simonds
Title:	Authorized Signatory

MSD PCOF1 - PC, LLC

By:	/s/ Robert K. Simonds
Name:	Robert K. Simonds
Title:	Authorized Signatory

MSD SBAFLA SPV, LLC

By: MSD SBAFLA Fund, L.P.
Its: Sole Member

By: MSD Partners, L.P.
Its: Investment Manager

By: MSD Partners (GP), LLC
Its: General Partner

By:	/s/ Robert K. Simonds
Name:	Robert K. Simonds
Title:	Authorized Signatory

Gregg R. Lemkau

By:	/s/ Gregg R. Lemkau
Name:	Gregg R. Lemkau